UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 26, 2010
Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 Hansen Road, Green Bay, Wisconsin	54304

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 920-491-7000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of John C. Meng as a Director
On July 26, 2010, John C. Meng notified Associated Banc-Corp (the “Company”) of his decision to retire as a member of the Company’s Board of Directors (the “Board”) effective July 26, 2010. Mr. Meng has served as a member of the Board since January 1991 and served as Chairman of the Board’s Compensation and Benefits Committee. The Company has not entered into any agreement with Mr. Meng for compensation in connection with his retirement other than the Directors’ Deferred Compensation Plan as described in the Company’s definitive proxy statement filed March 16, 2010, which is available to all directors. The Company is not aware of any disagreement between Mr. Meng and the Company on any matter relating to the Company’s operations, policies or practices. The Company expects to reduce the size of the Board from ten members to nine members following Mr. Meng’s retirement.
A copy of the press release announcing Mr. Meng’s retirement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Amendments to Grant Agreements
On July 27, 2010, the Compensation and Benefits Committee adopted the following form grant agreements: Nonqualified Stock Option Agreement, Restricted Stock Agreement (for grantees not subject to TARP restrictions), and Restricted Stock Agreement (for grantees subject to TARP restrictions) (collectively, the “Grant Agreements”). The Grant Agreements were revised in order to include restrictive covenants and are filed as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 and are incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 27, 2010, the Board, upon the recommendation of the Corporate Governance Committee, adopted a resolution amending and restating the Company’s Bylaws (as amended and restated, the “Bylaws”). The Bylaws were amended to increase the mandatory retirement age for members of the Board from 70 to 72 years of age. The Bylaws are filed as Exhibit 3.1 and are incorporated by reference herein.
Item 8.01. Other Events.
On July 28, 2010, the Company announced the declaration of its third quarter 2010 dividend. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.5 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Associated Banc-Corp adopted July 27, 2010

99.1	Press Release by Associated Banc-Corp dated July 28, 2010

99.2	Form of Nonqualified Stock Option Agreement

99.3	Form of Restricted Stock Agreement (for grantees not subject to TARP restrictions)

99.4	Form of Restricted Stock Agreement (for grantees subject to TARP restrictions)

99.5	Press Release by Associated Banc-Corp dated July 28, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
July 28, 2010	By:	/s/ Brian R. Bodager
		Name:	Brian R. Bodager
		Title:	Chief Administrative Officer, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Associated Banc-Corp adopted July 27, 2010

99.1	Press Release by Associated Banc-Corp dated July 28, 2010

99.2	Form of Nonqualified Stock Option Agreement

99.3	Form of Restricted Stock Agreement (for grantees not subject to TARP restrictions)

99.4	Form of Restricted Stock Agreement (for grantees subject to TARP restrictions)

99.5	Press Release by Associated Banc-Corp dated July 28, 2010

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